UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 10, 2015

Commission file number: 001-35653

Sunoco LP

(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of Incorporation or organization)	(IRS Employer Identification No.)

555 East Airtex Drive

Houston, TX 77073

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (832) 234-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 10, 2015, Sunoco LP (the “Partnership”) entered into a First Amendment to Credit Agreement and Increase Agreement (the “First Amendment”) with the lenders party thereto and Bank of America, N.A., in its capacity as administrative agent and collateral agent (the “Administrative Agent”) pursuant to which the lenders thereto severally agreed to (i) provide $250 million in aggregate incremental commitments under the Partnership’s existing revolving credit facility provided pursuant to the Credit Agreement, dated as of September 25, 2014 (as amended, supplemented and modified, the “Credit Agreement”), by and among the Partnership, the several banks and other financial institutions party thereto and the Administrative Agent and (ii) make certain amendments to the Credit Agreement as described in the First Amendment. After giving effect to the First Amendment, the Credit Agreement permits the Partnership to borrow up to $1.5 billion on a revolving credit basis.

The disclosure contained in this Item 1.01 does not purport to be a complete description of the First Amendment and is qualified in its entirety by reference to the First Amendment which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 10, 2015, the Partnership issued a news release announcing entry into the Amendment. The news release also noted the availability of a presentation on its website at www.sunocolp.com. A copy of the news release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Information on the Partnership’s website is not incorporated by reference in this Current Report. The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	First Amendment to Credit Agreement and Increase Agreement by and among Sunoco LP, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swingline Lender and an LC Issuer, and the financial institutions parties thereto, dated April 10, 2015.

99.1	News Release of Sunoco LP, dated April 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	Sunoco GP LLC, its general partner

Date: April 13, 2015

/s/ Mary E. Sullivan
Mary E. Sullivan
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	First Amendment to Credit Agreement and Increase Agreement by and among Sunoco LP, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swingline Lender and an LC Issuer, and the financial institutions parties thereto, dated April 10, 2015.

99.1	News Release of Sunoco LP, dated April 10, 2015.

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